UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2005

                           SATELLITE NEWSPAPERS CORP.
             (Exact name of registrant as specified in its charter)


           Nevada                 000-26607                    88-0390828
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
      of Incorporation)             Number)              Identification Number)

               2140 South Dixie Highway 303, Miami, Florida 33133
              (Address of principal executive offices) (zip code)

                                 (305) 858-1494
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

         Effective November 30, 2005 the Registrant changed its name from Satellite Enterprises Corp. to Satellite Newspapers Corp. In addition, effective November 30, 2005, the Registrant's quotation symbol on the OTC Bulletin Board changed from SENRE.OB to SNWPE.OB. The Company has filed its Form 10-QSB for the quarter ended September 30, 2005 and expects the "E" to be removed from its quotation symbol accordingly.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit Number                             Description
-------------------------------------------------------------------------------
3.1 Articles of Merger changing the Registrant's name to Satellite Newspapers Corp.

















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Satellite Newspapers Corp.


Dated: December 5, 2005                        By: /s/ Randy Hibma
                                                   ---------------
                                               Name:   Randy Hibma
                                               Title:  Chief Financial Officer
























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